                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------

        Date of Report (Date of earliest event reported): August 19, 2002

                         NCO PORTFOLIO MANAGEMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      000-32403              23-3005839
-------------------------------  ------------------------- --------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 7. Financial Statements and Exhibits

        (a) Financial Statements of Businesses Acquired

        Not Applicable

        (b) Pro Forma Financial Information

        Not Applicable

        (c) Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1     Press Release of NCO Portfolio Management, Inc. dated August 19, 2002.


ITEM 9. Regulation FD Disclosures

On August 19, 2002, NCO Portfolio Management, Inc. issued a press release announcing the acquisition of the purchased accounts receivable portfolio of Great Lakes Collection Bureau, Inc. A copy of this press release appears as
Exhibit 99.1 to this report and is herein incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NCO Portfolio Management, Inc.



Date: August 23, 2002                 /s/ Richard J. Palmer
                                      ------------------------------------------
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer






                                       3